NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT MAY BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT OR SUCH SHARES (AS APPLICABLE) UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

NURESCELL INC.

COMMON STOCK PURCHASE WARRANT

Warrant No. W____ - [Warrant Number]

Warrant to Purchase [Number] Shares of

Common Stock

Void after May 15, 2008

For value received, Nurescell Inc., a Nevada Corporation (“Company”), subject to the terms and conditions of this warrant (the “Warrant”), promises to issue to [______________], its nominees, successors or permitted assigns (the “Holder”) up to a maximum of [____________] ([______]) shares (the “Shares”) of the Common Stock, $0.0001 par value per share (the “Common Stock”) during the period specified herein upon the exercise of this Warrant as provided herein.

1.

Term of Warrant.  Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, at any time after the Company authorizes the number of shares of Common Stock necessary to allow the exercise of this Warrant but, in any event, before May 15, 2008 (the “Expiration Date”).  The Company hereby covenants to authorize and reserve the number of shares of  Common Stock necessary to allow the exercise of this Warrant in full as soon as commercially reasonable after the issuance of this Warrant but, in any event, not later than the Expiration Date.

2.

Exercise Price.  The “Exercise Price” at which each Warrant may be exercised is Three and One-Half ($3.50) Dollars per share of Common Stock.

3.

Exercise of Warrant.  The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part (in accordance with Section 4 hereof), at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder), upon payment of the Exercise Price of the shares to be purchased  in cash or by check acceptable to the order of the Company.

4.

Partial Exercise.  This Warrant may be exercised in part for at least (i) 25,000 shares or (ii) the number shares remaining subject to this Warrant if such number of shares is less than 25,000 shares.  Upon such partial exercise, the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

            5.          Call Provision.   If, at any time after twelve (12) months from the issue date of this Warrant, and prior to the Expiration Date, trading in the Company’s Common Stock shall close at a bid price of $7.00 or more per share for fifteen (15) consecutive trading days, and the shares of Common Stock underlying the Warrants have been registered, and the average daily trading volume during the same fifteen (15) trading days exceeds twenty-five (25%) percent of the Warrants being called, the Company, upon 30 days notice to Warrant holders, may but shall not be obligated to, call all of the outstanding, unexercised Warrants at the call price of $0.10 per Warrant and ,if called, the Warrants thereafter will no longer be outstanding or of any further force or effect whatsoever.

6.

Issuance Date.  The person or persons in whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as of the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

7.

Expiration Date.  This Warrant shall expire at 5 o’clock P.M New York City time on the Expiration Date.

8.

Reserved Shares; Valid Issuance.  The Company covenants that it will, at all times from and after the date of this Warrant, reserve and keep available such number of its authorized shares of Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full and the conversion of this Warrant into shares of Common Stock receivable upon such exercise.  The Company further covenants that such shares as may be issued pursuant to such exercise will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

9.

Stock Dividends.  If after the date of this Warrant the Company shall subdivide the Common Stock, by split-up or otherwise, or combine the Common Stock, or issue additional shares of Common Stock in payment of a stock dividend on the Common Stock, (i) the number of shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, (ii) the Exercise Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination and (iii) the minimum number of shares subject to a partial exercise of this Warrant will be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination.

10.

Mergers and Reclassifications.  If after the date of this Warrant there shall be any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 8 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company, then, as a condition of such reclassification, reorganization, change, consolidation, merger, sale or conveyance, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased by the Holder immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance (or, if there are no holders of Common Stock at such time, by a holder of the number of shares of Common Stock which might have been acquired by the Holder immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance upon the exercise of this Warrant in full), and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Exercise Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof.

11.

Fractional Shares.  In no event shall any fractional share of Common Stock be issued upon any exercise of this Warrant.  If, upon exercise of this Warrant as an entirety, the Holder would, except as provided in this Section 10, be entitled to receive a fractional share of Common Stock, then the Company shall issue the next higher number of full shares of Common Stock, issuing a full share with respect to such fractional share.

12.

Certificate of Adjustment.  Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

13.

Notices of Record Date, Etc.  In the event of:

(a)

any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

(b)

any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets, or

(c)

any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such event, the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reclassification, reorganization, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record in respect of such event are to be determined.  Such notice shall be mailed at least 10 days prior to the date specified in such notice on which any such action is to be taken.

14.

Transfers.

(a)

Warrant Register.  The Company will maintain a register (the "Warrant Register”) containing the names and addresses of the Holder or Holders.  Any Holder of this Warrant or any portion thereof may change his or her address as shown on the Warrant Register by written notice to the Company requesting such change.  Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register.  Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

(b)

Warrant Agent.  The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 13(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing.  Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

(c)

Transferability and Nonnegotiability of Warrant.  This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company).  Subject to compliance with the Securities Act of 1933, as amended (the "Act"), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

(d)

Exchange of Warrant Upon a Transfer.  On surrender of this Warrant for exchange, properly endorsed and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 13, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

(e)

Compliance with Securities Laws.

(i)

The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party; and for investment, and that the Holder will not offer, sell, transfer or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws.  Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

(ii)

This Warrant and all shares of Common Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES AND ANY SECURITIES ISSUED HEREUNDER OR THEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND APPLICABLE LAWS ESTABLISHED TO THE SATISFACTION OF THE COMPANY AND ITS COUNSEL..

15.

Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity bond and agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

16.

Registration.

(a)

The Warrant and Common Stock underlying the Warrants carry registration rights as set forth in a Registration Rights Agreement of even date between the Holder and the Company.

(b)

If, at any time, the Company otherwise undertakes to register any of its Common Stock or other equity securities under the Securities Act of 1933, as amended (the “Act”) other than a registration under the Securities Act of shares issued solely in connection with any acquisition of any entity or business, shares issuable solely upon the exercise of stock options, or shares issuable solely pursuant to employee benefit plans, including Registration Statements on Form S-4, S-8 or any successor form or forms, the Company will give prompt written notice (and in no event later than 20 days prior to the proposed filing of such registration statement with the Securities and Exchange Commission (the “SEC”)) to the Holder of the intention to effect such registration.  The Company will include in such registration all securities with respect to which the Company has received written requests for inclusion within 20 days after the receipt of such notice by the Holder.  The Company shall pay all related registration expenses other than any underwriter discounts relating to shares to be sold by the Holder.  Notwithstanding the foregoing provisions of this Section 15, if the Company is advised in good faith by the managing underwriter in connection with any offering under this Section 15 that the number of shares of Common Stock requested to be sold is greater than the number of shares of Common Stock which can be sold in such offering without materially adversely affecting such offering, the shares to be included in such offering shall be reduced to the extent requested by such managing underwriter, (i) first, on a pro rata basis among the holders of  shares of Common Stock who do not have contractual registration rights to be included in such registration, and (ii) second, on a pro rata basis among the holders of shares of Common Stock who have contractual registration rights; then the Company shall be obligated to include only such limited portion of those shares as is determined in good faith by the managing underwriters.

(c)

The obligations of the Company under this Section to register the shares shall expire and terminate at such time as the Holder shall be entitled or eligible to sell such securities without restriction and without a need for the filing of a registration statement under the Securities Act, including without limitation, for any resales of restricted securities made pursuant to Rule 144 as promulgated by the Securities and Exchange Commission, or for a sale made pursuant to Rule 144 as promulgated by the Securities and Exchange Commission, or for a sale made pursuant to Section 4(1) and/or 4(2) under the Securities Act.

17.

No Impairment.  The Company will not, by amendment of its Certificate of Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

18.

Governing Law.   The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware.

19.

Successors and Assigns.  This Warrant shall be binding upon the Company’s successors and assigns and shall inure to the benefit of the Holder’s successors, legal representatives and permitted assigns.

20.

Business Days.  If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday in New York, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

Dated:  May ______, 2005

NURESCELL INC.

(Corporate Seal)

By:

Name: _____________________Attest:

Title: _______________________

By:

____________________, Secretary

Exhibit A

Subscription

To: ____________________

Date:_________________________

The undersigned hereby subscribes for __________ shares of Common Stock covered by this Warrant.  The undersigned represents that these shares of Common Stock are being acquired solely for the undersigned’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Address

Name for Registration

Address

Warrant